Supplementary Agreement

Party A: Xiuzheng Pharmaceutical Group Co., Ltd

Party B: Harbin Humankind Biology Technology Co., Limited

Party C: Xin Sun

Party D: Harbin Huimeijia Medicine Company

On December 24, 2014, Party A, Party B, Party C, and Party D (the “Four Parties”) entered into a stock transfer agreement (the “Stock Transfer Agreement”) and on February 9, 2015, the Four Parties entered into a supplementary agreement (the “2015 Supplementary Agreement”). In order to accelerate the transfer of core assets, the Four Parties entered into the following terms after friendly negotiation.

I. The Four Parties agreed to rescind the 2015 Supplementary Agreement signed on February 9, 2015.

II. The Four Parties agreed to execute the transfer based on the Stock Transfer Agreement signed on December 24, 2014.

III. This Agreement is executed in four copies. Each party holds one copy. This Agreement is taken into effect after the undersigned sign or seal on the Agreement.

Party A: Xiuzheng Pharmaceutical Group Co., Ltd (seal)
/s/ Jianzhong Wang (corporate seal affixed)
Date: October 12, 2016

Party B: Harbin Humankind Biology Technology Co., Limited (seal)
(corporate seal affixed)
Date: October 12, 2016

Party C: Xin Sun

/s/ Xin Sun
Date: October 12, 2016

Party D: Harbin Huimeijia Medicine Company (seal)
(corporate seal affixed)
Date: October 12, 2016